Comerica Incorporated Common Stock Offering March 8, 2010 Ralph Babb Chief Executive Officer Beth Acton Chief Financial Officer John Killian Chief Credit Officer Exhibit 99.2

Safe Harbor Statement
Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities
Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans,"
"intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration,"
"outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica’s management based on information known to Comerica’s management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica’s management for future or past operations, products or services, and forecasts of Comerica’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica’s management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica’s actual results could differ materially from those discussed.  Factors that could cause or contribute to such differences are further economic downturns, changes in the pace of an economic recovery and related changes in employment levels, changes in real estate values, fuel prices, energy costs or other events that could affect customer income levels or general economic conditions, changes related to the headquarters relocation or to its underlying assumptions, the effects of recently enacted legislation, actions taken by or proposed by the U.S. Department of Treasury, the
Board of Governors of the Federal Reserve System, the Texas Department of Banking  and the Federal Deposit Insurance
Corporation or other governmental entities, legislation enacted in the future, and the expiration of such legislation and regulatory actions, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods, the disruption of private or public utilities, the implementation of
Comerica’s strategies and business models, management’s ability to maintain and expand customer relationships, changes in customer borrowing, repayment, investment and deposit practices, management’s ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, the automotive production industry and the real estate business lines, the anticipated performance of any new banking centers, the entry of new competitors in
Comerica’s markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the
Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic, political or industry conditions and related credit and market conditions, the interdependence of financial service companies and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission.
Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Common Stock Offering Summary
Issuer
Offering size
Over-allotment option
Stock price (3/5/2010)
Shares outstanding (pre-offering as of 2/22/10)
Market capitalization (3/5/2010)
Use of proceeds
Sole bookrunner
Lock-up agreement
Expected pricing
$800 million
10%
$36.74
151,174,236
$5,554 million
General corporate purposes including Capital Purchase
Program redemption, subject to regulatory approval
J.P. Morgan
Pre-market open March 9, 2010
90 days for CMA, 60 days for executives & directors
Comerica Incorporated (NYSE: CMA)

Investment Highlights
Differentiated business strategy
• Three interrelated businesses with ample cross-selling opportunities
• Focused on growing and maintaining long-term relationships
• Wide array of products and services with community bank feel
Solid capital base and liquidity position
• Strong capital ratios; Proforma (12/31/09) for capital raise and preferred redemption Tier 1 Common of 9.3%
1
• High quality and liquid investment portfolio
Proactive credit management
• Broad-based improvement in fourth quarter credit metrics
• Consistent credit standards and exposure limits
• Relationship banking strategy: originate and hold
• Credit metrics compare favorably to peers
Well positioned for growth
• Strong deposit growth in core non-interest bearing deposits
• Asset sensitive balance sheet
• Banking center expansion in high growth markets
Disciplined expense management
• Full-year 2009 noninterest expenses decreased 6% over 2008
Experienced management team
Main Street Bank
1
See Supplemental Financial Data for reconcilements of Comerica’s non-GAAP financial measures

Comerica: A Brief Overview
Among the top 25 U.S. bank holding companies
Largest bank with corporate headquarters in Texas
$59 billion in assets
Founded over 160 years ago
Major lines of business:
Major markets include:
Continued investments in growth markets
Strong capital position
•
California
•
Arizona
•
Michigan
•
Texas
•
Florida
At December 31, 2009
•
Business Bank
•
Retail Bank
•
Wealth & Institutional Management

Our Core Businesses
Business Bank
Wide spectrum of credit and non-credit
financial products, cash management
and international trade services
Retail Bank
Personalized financial products and
services to consumers and small
businesses
Wealth & Institutional
Management
Serves the needs of affluent clients,
foundations, organizations and
corporations
2009 Revenues
By Business Segment
1
2009 Average Loan Balances
By Business Segment
Business
Bank
$35.4B
77%
Retail Bank
$6.0B
13%
Wealth &
Institutional
Management
$4.8B
10%
Business
Bank
$1,619MM
Retail
Bank
$700MM
Wealth &
Institutional
Management
$430MM
At December 31, 2009
1
2009 Revenues by Business Segment excludes Finance/Other ($124MM).

Robust Capital Position
Proforma
Capital Raise &
Preferred
Redemption
As Reported
14.54% 16.93% Total Capital
10.07% 12.46% Tier 1 Capital
9.27% 8.18% Tier 1 Common
9.36% 7.99% TCE/TA
12/31/09 12/31/09
Note: Assumes net proceeds on $800MM common equity issuance and $99MM discount amortization related to intended TARP preferred redemption;  does not include impact of repurchase of related TARP warrant.
See Supplemental Financial Data for reconcilements of Comerica’s non-GAAP financial measures

Comerica Bank

4.8%
7.2%
5.1%
7.3%
6.0%
7.6%
6.3%
8.0%
6.1%
8.0%
9.4%
5.8%
7.1%
5.7%
7.3%
6.9%
7.7%
7.0%
8.0%
7.0%
8.2%
9.3%

0%
2%
4%
6%
8%
10%
12%
4Q08 1Q09 2Q09 3Q09 4Q09
Strong Capital Ratios
Source: SNL Financial; 4Q2009 TCE / TA excludes PNC as that figure was not reported
Peer Group: BBT, FITB, HBAN, KEY, MI, MTB, PNC, RF, STI, USB, ZION
See Supplemental Financial Data for reconcilements of Comerica’s non-GAAP financial measures
Tier I Common
0%
2%
4%
6%
8%
10%
12%
4Q08 1Q09 2Q09 3Q09 4Q09
TCE / TA
Peer Median Comerica Comerica Proforma

Other
Markets
$3.5B 8%
Int'l
$1.7B 4%
Florida
$1.6B 4%
Midwest
$15.8B 37%
Western
$13.3B 31%
Texas
$6.9B 16%
Diverse Loan Portfolio
1
Specialty Businesses includes: Entertainment, Energy, Financial Services Division, Leasing, Technology and Life Sciences,
and Mortgage Banker Finance
Geography based on office of origination; Midwest: MI, OH, IL;  Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective
Average 4Q09: $42.8 billion
Global Corp
Banking
$5.2B 12%
Commercial
Real Estate
$5.7B 13%
Middle
Market
$13.2B 31%
Nat'l Dealer
Services
$3.1B 7%
Specialty
Businesses
1
$5.1B 12%
Personal
Banking
$2.0B 5%
Small
Business
Banking
$3.8B 9%
Private
Banking
$4.7B 11%

Fourth Quarter 2009 Credit Quality
Net charge-offs declined from 3Q09, as expected
• Commercial real estate charge-offs declined $29MM from 3Q09
Nonperforming assets declined by $13MM
Inflow to nonaccrual  slowed by $95MM
Loans past due 90 days or more and still accruing decreased by $60MM
Watch list loans   decreased $520MM
Provision for credit losses declined by $54MM
Allowance for credit losses to total loans increased to 2.34%
Expect net charge-offs between $775MM and $825MM in 2010, a modest improvement over 2009
Net charge-off and nonperforming asset metrics continue to be better than peer averages
Average carrying value of 56% (44% write-down) on nonaccrual loans reflects current appraisals
Analysis of 4Q09 compared to 3Q09.
1
Based on analysis of nonaccrual loans with book balances greater than $2mm
2
Watch list: generally consistent with regulatory defined special mention, substandard and doubtful loans
3
This outlook is provided as of February 25, 2010
1
3
2
Broad-based improvement in credit metrics

Credit Metrics Compare Favorably
1.0%
1.7%
1.7%
2.5%
3.2%
2.9%
1.3%
2.1%
2.1%
2.1%
0.00%
1.00%
2.00%
3.00%
4.00%
4Q08 1Q09 2Q09 3Q09 4Q09
Source: SNL Financial
NPA: Nonperforming Assets; OREO: Other Real Estate Owned; NCO: Net Charge-offs
Peer Group: BBT, FITB, HBAN, KEY, MI, MTB, PNC, RF, STI, USB, ZION
NCOs / Average Loans
55%
59%
64%
68%
85%
72%
76%
73%
76%
78%
0%
20%
40%
60%
80%
100%
4Q08 1Q09 2Q09 3Q09 4Q09
Reserves / NPAs
1.5%
4.2%
3.9%
2.9%
2.1%
1.5%
1.6%
2.2%
1.9%
2.2%
0%
1%
2%
3%
4%
5%
4Q08 1Q09 2Q09 3Q09 4Q09
NPAs / Total Assets
6.2%
5.5%
4.2%
3.0%
2.1%
1.9%
2.2%
2.6%
3.0%
3.1%
0%
2%
4%
6%
8%
4Q08 1Q09 2Q09 3Q09 4Q09
NPAs / Loans + OREO
Comerica Peer Median

Key Credit Differentiators
Did not loosen credit standards at
peak of cycle
Conservative exposure thresholds
Long tenured relationships
88% of portfolio is secured
1
Personal guarantees are customary
for bulk of portfolio
Proactive problem resolution and
restructuring
Quarterly Credit Quality Reviews
Portfolio migration closely monitored
Established Special Handling Group
as a precursor to Special Asset
Group
Tightened lending standards:
• Energy
• Technology and Life Sciences
• Home equity
Curtailed exposure to certain
industry segments:
• Automotive supplier
• Commercial and Residential
Construction
• SBA Franchise lending
Comerica followed its credit
policies…
…making enhancements to adapt
to the changing economy
1
At December 31, 2009

Comerica Bank

4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09

Growing
Core Deposits
4Q09 average core deposits  of  $36.7B,
a $935MM or 3% increase
• Avg. noninterest-bearing deposits
grew $1.2B or 9%
• Money market and NOW deposits
increased $1.0B
Investing in deposit rich segments:
• Small Business
• Financial Services Division (FSD)
• Health Care
• Wealth Management
• Municipalities
Investing in deposit rich products:
• Government Card Programs
• Remote Deposit Capture
Average Noninterest-Bearing Deposits
$ in billions; 4Q09 vs 3Q09
1
Core deposits exclude Institutional CDs, Retail Brokered CDs and foreign office time deposits
$3
$6
$9
$12
$15
Non FSD FSD
1

2.53%
2.73%
2.68%
2.94%
0.13%
0.08%
0.08%
0.16%
2.81%
2.61%
3.07%
2.84%
2.00%
2.25%
2.50%
2.75%
3.00%
3.25%
1Q09 2Q09 3Q09 4Q09 2010
Forecast
Reported Net Interest Margin Impact of Excess Liquidity
Net Interest Margin Expanding
4Q09 net interest margin of
2.94% reflected:
+ Higher-cost time deposits matured
+ Noninterest-bearing deposit growth
+ Loan spread improvement
+ Lower excess liquidity
Average Excess liquidity position of
$2.5B resulted from strong deposit
growth and weak loan demand
2010 Outlook of 3.15-3.25%
Based on no increase in the
Federal Funds rate
Continued improvement in loan
pricing, lower funding costs and a
lower level of excess liquidity
Excess liquidity represented by deposits held at the Federal Reserve Bank.
1
This outlook is provided as of February 25, 2010.
1

Headcount
Banking Centers
2001
2002
2003
2004
2005
2006
2007
2008
2009

A Leaner, More Efficient Company
Workforce reduced by about
850 Positions or 8%
(12/31/09 vs. 12/31/08)
Period-end figures
1
This outlook is provided as of February 25, 2010.
2010 noninterest expense:
Expect low single-digit decrease
compared to full-year 2009
1
Workforce reductions in 2009 will
benefit 2010
Workforce reduction of 300 positions
to be completed mid-year 2010
(severance expense taken in 4Q09)
Expect reduced
•Defined benefit pension expense
•FDIC expense
Continue to tightly control
discretionary expenses
6,000
8,000
10,000
12,000
200
250
300
350
400
450
Full-time Equivalent Employees
Banking Centers

2010 Full-Year Outlook
Low single-digit period-end loan growth
• Loan demand to lag economic recovery by several quarters
• Investment securities portfolio to remain at year-end 2009 level
Net interest margin between 3.15% and 3.25%
• Based on no increase in the Federal Funds rate
• Continued improvement in loan pricing, lower funding costs and a lower level of excess liquidity
Net credit-related charge-offs between $775MM and $825MM
• Provision for credit losses to be slightly in excess of net charge-offs
Noninterest income
flat,
excluding $243MM of 2009 net securities gains
Noninterest expenses, low single-digit decrease
• Workforce reductions in 2009 will benefit 2010
• Expect reduced pension, FDIC and ORE expenses
Income tax expense
to approximate 35% of pre-tax income less approximately
$60 million in annual tax benefits
This outlook is provided as of February 25,  2010
Expectations based on a modestly improving economic environment

“Normal”
Operating Leverage
Tight control of
expenses
Path to Normalized Returns
Fee Income
increases with
economic & market
activity
Lower credit
provision
Risks: Regulatory Costs
Opportunities:
Re-accelerate banking center expansion
Further leverage Texas headquarters
Cross-sell WIM, Retail with Business Bank
NIM Expansion
Increased Loan Spreads
Asset Sensitivity
Loan Growth
Middle Market
Small Business
CA & TX
Today

Comerica: Poised for the Future
Consistent strategy
• Based on relationship banking model
• Major lines of business:
• Commercial Banking
• Wealth & Institutional Management
• Retail Banking
Solid capital position and strong liquidity
Dedicated workforce
Investing to accelerate growth and balance
• Banking center expansion in high growth markets
• New and enhanced products and services
Main Street Bank

19 Appendix

Supplemental Financial Data
The Corporation believes these measurements are meaningful measures of capital adequacy and used by investors, regulators, and others to evaluate the adequacy of common equity and to compare against other companies in the industry.
1
Tier 1 capital and risk-weighted assets as defined by regulation
7.99%
$59,091
$59,249
150
8
$4,720
$7,029
2,151
150
8
5,058
61,815
8.18%
$7,704
2,151
495
$10,468
12/31/09
$10,774 $10,773 $10,724 $10,638 Total Regulatory Capital
7.21%
$67,386
$67,548
150
12
$4,861
$7,152
2,129
150
12
5,181
73,207
7.08%
$7,805
2,129
495
12/31/08
7.96%
$59,432
$59,590
150
8
$4,732
$7,035
2,145
150
8
5,095
63,355
8.04%
$7,735
2,145
495
9/30/09
7.55%
$63,470
$63,630
150
10
$4,793
$7,093
2,140
150
10
5,139
67,124
7.66%
$7,774
2,140
495
6/30/09
7.27%
$67,209
$67,370
150
11
$4,888
$7,183
2,134
150
11
5,131
70,135
7.32%
$7,760
2,134
495
3/31/09
Total shareholders’ equity
Less: Fixed rate cumulative perpetual preferred stock
Less: Goodwill
Less: Other intangible assets
Reconciliation of non-GAAP financial measures with
financial measures defined by GAAP ($ in millions)
Tangible common equity ratio
Total assets
Less: Goodwill
Less: Other intangible assets
Tangible common equity
Tier 1 capital
1
Less: Fixed rate cumulative perpetual preferred stock
Less: Trust preferred securities
Tangible assets
Tier 1 common capital
Risk-weighted assets
1
Tier 1 common capital ratio

Supplemental Financial Data
The Corporation believes these measurements are meaningful measures of capital adequacy and used by investors, regulators, and others to evaluate the adequacy of common equity and to compare against other companies in the industry.
TCE/TA: Tangible Common Equity to Tangible Assets
Tier 1 capital and risk-weighted assets as defined by regulation
150
8
150
8
Goodwill
Other Intangibles
57,771
61,815
59,249
61,815
Total Assets
Risk-Weighted Assets
5,393
57,613
4,720
59,091
Tangible Common Equity
Tangible Assets
158 158 Intangible Assets
9.36%
9.27%
10.07%
14.54%
7.99%
8.18%
12.46%
16.93%
TCE / TA
Tier 1 Common
Tier 1 Capital
Total Capital
5,731
6,226
5,058
7,704
Tier 1 common
Tier 1 capital
8,990
10,468
Total Capital
7,029
$4,878
2,151
As Reported
12/31/09
$5,551
0
Common Equity
Preferred Equity
5,551
Proforma Capital Raise &
Preferred Redemption
12/31/09
Total Equity

Comerica Incorporated
Comerica Incorporated has filed a registration statement
(including a prospectus) (File No. 333-163220) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration
statement and other documents Comerica has filed with the SEC for more complete information about Comerica and this offering.
You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov.  Alternatively, copies of the
prospectus may be obtained from J.P. Morgan Securities Inc. toll free at (866) 430-0686.